Exhibit 10.33

INTERCOMPANY SUBORDINATION AGREEMENT

This INTERCOMPANY SUBORDINATION AGREEMENT is entered into as of April 17, 2007 by and among: (A) NEXTERA ENTERPRISES, INC., a Delaware corporation (hereinafter, together with its successors in title and assigns, called the “Subordinated Creditor”); (B) WOODRIDGE LABS, INC. (formerly known as “W Lab Acquisition Corp.”), a Delaware corporation (hereinafter, together with its successors in title and assigns, called the “Borrower”), as a “Debtor” hereunder; and (C) NEWSTAR FINANCIAL, INC., not in its individual capacity, but in its capacity as administrative agent for Senior Creditors (hereinafter, together with its successors in title and assigns as administrative agent for Senior Creditors, called the “Administrative Agent”).

PRELIMINARY STATEMENTS

(1)           Upon the terms and subject to the conditions contained in the Credit Agreement, dated as of March 9, 2006, among the Borrower, the Subordinated Creditor, the several financial institutions from time to time party thereto as lenders thereunder, and NewStar Financial, Inc., as administrative agent for lenders thereunder (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”), the lenders thereunder have agreed to make Loans to the Borrower.

(2)           This Agreement contains terms and provisions of subordination that are required by Senior Creditors in connection with financing arrangements governed by the Senior Credit Agreement, and it is a condition precedent to the making of additional Credit Extensions under the Senior Credit Agreement, and also to the effectiveness of the Amendment Agreement, dated as of the date hereof (as amended from time to time, the “2007 Amendment”), by and among the Principal Companies, the Lenders party thereto, and the Administrative Agent, that the Subordinated Creditor and the Borrower shall have entered into this Agreement with the Administrative Agent and shall have agreed to become bound by the terms of subordination and other provisions contained herein.

(3)           The Subordinated Creditor and the Borrower have agreed with the Administrative Agent, acting for the benefit of Senior Creditors, to execute and deliver this Agreement and to become bound by the terms of subordination and other provisions set forth herein.

NOW, THEREFORE, in consideration of these premises, the Subordinated Creditor and the Borrower hereby agree with the Administrative Agent, acting for the benefit of Senior Creditors, as follows:

ARTICLE 1

DEFINITIONS

SECTION 1.1.  Definitions in Senior Credit Agreement.  Unless otherwise defined herein, terms defined in or by reference in the Senior Credit Agreement are used herein as therein defined.

SECTION 1.2.  Certain Terms.  The following terms, when used in this Agreement, including the Preamble and the Preliminary Statements hereto, shall, except where the context otherwise requires, have the following meanings:

“Administrative Agent” has the meaning specified in the Preamble hereto.

“Agreement” means this Intercompany Subordination Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time.

“Borrower” has the meaning specified in the Preamble hereto.

“Debtors” means, collectively, the Borrower and each of the other Subsidiary Loan Parties.

“Enforcement Action” means, in relation to or with respect to any Debtor, any of the following:

(a)           the acceleration of the maturity of all or any part of any Indebtedness of such Debtor;

(b)           the commencement or pursuit of any action at law or other legal proceeding against such Debtor to collect all or any part of any Indebtedness of such Debtor, or the enforcement of any other rights or remedies against such Debtor under or with respect to all or any part of any Indebtedness of such Debtor, whether by action at law, suit in equity, arbitration proceedings or any other similar proceedings;

(c)           the realization, foreclosure or other enforcement of any Liens of any kind on all or any part of any Property of such Debtor, or the obtaining of payment of any Indebtedness of such Debtor through exercise of any rights of set-off, counterclaim or cross-claim; or

(d)           the commencement or initiation of any Insolvency Proceeding against such Debtor, or the joining with any other creditor or creditors of such Debtor to commence or initiate any Insolvency Proceeding against such Debtor.

“Extension of Credit” means the making of any advance or loan or the extension of any other credit of any kind or character.

“payment in full” and “paid in full” mean payment in full in cash.

“payment or distribution on account of Subordinated Debt” means any payment or distribution of any kind or character, whether in cash or other Property, or any combination thereof, and whether voluntary or involuntary, (a) on account of any principal of (or premium, if any), interest on, or other amounts owing in respect of all or any part of any Subordinated Debt, or (b) on account of any purchase, repurchase, redemption, retirement, prepayment, defeasance or other acquisition for value of any Subordinated Debt.  For purposes of this Agreement, “payments or distributions on account of Subordinated Debt” shall in any event include: (i) all payments on account of Subordinated Debt made through exercise of any rights of set-off, counterclaim or cross-claim; and (ii) all payments on account of Subordinated Debt made through realization, foreclosure or other enforcement of any Liens of any kind.

“Senior Credit Agreement” has the meaning specified in the Preliminary Statements hereto.

“Senior Creditors” means, collectively, (a) the financial institutions from time to time party to the Senior Credit Agreement or any of the other Loan Documents as “Lenders” thereunder, (b) the Lender Counterparties, (c) the Administrative Agent, and (d) any and all other lawful holders from time to time of all or any part of the Senior Debt.

“Senior Debt” means, collectively, (a) the Obligations (as that term is defined in the Senior Credit Agreement), (b) all Indebtedness of the Borrower or of any of the other Subsidiary Loan Parties under or with respect to any Senior Extensions of Credit from time to time made pursuant to the Senior Credit Agreement or any of the other Senior Debt Documents, and (c) all Indebtedness replacing, refunding or refinancing, in whole or in part, whether directly or indirectly, and without limitation as to parties, maturities, amounts, interest rates or other provisions, any or all of the Obligations (as defined in the Senior Credit Agreement).

“Senior Debt Documents” means, collectively, (a) the Loan Documents (as that term is defined in the Senior Credit Agreement), and (b) all other Instruments pursuant to which any Senior Debt shall be deferred, extended, renewed, replaced, refunded or refinanced, in whole or in part, and without limitation as to parties, maturities, amounts, interest rates or other provisions.

“Senior Extensions of Credit” means, collectively: (a) any and all Loans and other Extensions of Credit made or to be made or otherwise extended by Senior Creditors under or in respect of the Loan Documents (as defined in the Senior Credit Agreement) at any time and from time to time on, prior to or after the date hereof; and (b) any and all other Extensions of Credit replacing, refunding or refinancing, in whole or in part, whether directly or indirectly, and without limitation as to parties, maturities, amounts, interest rates or other provisions, any or all of the Obligations (as defined in the Senior Credit Agreement).

“Subordinated Creditor” has the meaning specified in the Preamble hereto.

“Subordinated Debt” means, collectively:

(e)           all Indebtedness of the Borrower or of any of the other Subsidiary Loan Parties to the Subordinated Creditor, whether direct or indirect, absolute or contingent, joint or several, matured or unmatured, due or to become due, now existing or at any time or from time to time hereafter created, incurred or arising, including, without limitation, all Indebtedness of the Borrower or any of the other Subsidiary Loan Parties with respect to any Extensions of Credit at any time made by the Subordinated Creditor to any of the Subsidiary Loan Parties, and all other Indebtedness of the Borrower or any of the other Subsidiary Loan Parties under or with respect to any of the Subordinated Debt Documents;

(f)            all Indebtedness replacing, refunding or refinancing, in whole or in part, whether directly or indirectly, and without limitation as to parties, maturities, amounts, interest rates or other provisions, any or all of the Subordinated Debt; and

(g)           all obligations of the Borrower or any of the other Subsidiary Loan Parties, contingent or otherwise, to purchase, repurchase, redeem, retire, prepay, defease or otherwise acquire any or all of the Indebtedness of the Borrower or of any of the other Subsidiary Loan Parties described in clause (a) or clause (b) of this definition.

“Subordinated Debt Documents” means, collectively:

(h)           all promissory notes and other Instruments pursuant to which any of the Extensions of Credit from time to time made by the Subordinated Creditor to the Borrower or any of the other Subsidiary Loan Parties shall at any time be evidenced, governed, guaranteed or secured, and all other Instruments pursuant to which any Subordinated Debt of the Borrower or of any of the other Subsidiary Loan Parties to the Subordinated Creditor, whether now or hereafter existing, is or shall be evidenced, governed, guaranteed or secured; and

(i)            all Instruments pursuant to which any Subordinated Debt shall be deferred, extended, renewed, replaced, refunded or refinanced, in whole or in part, and without limitation as to parties, maturities, amounts, interest rates or other provisions.

ARTICLE 2

SUBORDINATION ARRANGEMENTS

SECTION 2.1.  Agreement to Subordinate.  The Subordinated Creditor hereby absolutely and unconditionally agrees with and for the benefit of each of the Senior Creditors that all Subordinated Debt (whether now existing or from time to time after the date hereof incurred, assumed, created or arising) owing to the Subordinated Creditor is hereby expressly subordinated and made junior in right of payment, to the extent and in the manner hereinafter provided in this Article 2, to the prior payment in full of all Senior Debt (whether now existing or from time to time after the date hereof, incurred, assumed, created or arising).

SECTION 2.2.  Limitations on Subordinated Debt Payments.  Except as and to the extent otherwise expressly permitted or provided by Sections 2.3 and 2.4 hereof, neither the Borrower nor any of the other Subsidiary Loan Parties shall at any time make any payments or distributions of any kind on account of Subordinated Debt, whether in cash, securities or other Property or by way of conversion, exchange or set-off or otherwise, and the Subordinated Creditor shall not at any time demand, receive or accept from the Borrower or from any of the other Subsidiary Loan Parties, any payments or distributions on account of Subordinated Debt.

SECTION 2.3.  Permitted Restricted Payments; etc.

(a)           The Borrower shall be permitted to make Restricted Payments to the Subordinated Creditor, and the Subordinated Creditor shall be entitled to receive Restricted Payments from the Borrower, upon the terms and subject to conditions, restrictions and limitations set forth in Section 7.6 of the Senior Credit Agreement.

(b)           So long as no Insolvency Proceding shall be continuing with respect to any Debtor, and subject always to the provisions of the Pledge Agreement and Section 5.1(a) of this Agreement, each Debtor shall be permitted to pay, and the Subordinated Creditor shall be entitled to receive from each Debtor, payments in the form of capitalized interest or paid-in-kind interest on Subordinated Debt of such Debtor to the Subordinated Creditor.

(c)           So long as no Insolvency Proceeding shall be continuing with respect to any Debtor, the Subordinated Creditor shall be entitled at any time and from time to time to convert all or any part of any Subordinated Debt of any Debtor into, or (as the case may be) to exchange all or any part of any Subordinated Debt of such Debtor for, Permitted Equity Interests in such Debtor.

(d)           Except as otherwise expressly permitted by paragraph (a), paragraph (b) or paragraph (c) of this Section 2.3 or by Section 2.4 hereof, or as otherwise expressly consented to in writing by the Administrative Agent in any particular instance, the limitations on the making of payments or distributions on account of Subordinated Debt set forth in Section 2.2 shall be absolute, unconditional and irrevocable at all times and in all circumstances until all of the Commitments shall have terminated and all of the Obligations shall have been paid in full.

SECTION 2.4.  Insolvency Proceedings.  Each of the Subordinated Creditor and the Borrower hereby agrees with the Senior Creditors that, in the event of any Insolvency Proceeding with respect to any of the Debtors:

(a)           the Senior Creditors shall first be entitled to receive payment in full of all Senior Debt before the Subordinated Creditor shall be entitled to receive any payment or distribution on account of Subordinated Debt from such Debtor;

(b)           the Senior Creditors shall be entitled to receive from such Debtor (until payment in full of all Senior Debt) all payments and distributions on account of Subordinated Debt which would otherwise be payable or deliverable to the Subordinated Creditor, including, without limitation, all cash, securities, Equity Interests and other Property distributed, divided or applied by way of dividend or payment, and any securities or Equity Interests issued, on account of the Subordinated Debt, and, to that end, all such payments and distributions from such Debtor that otherwise would be payable or deliverable upon or with respect to any Subordinated Debt shall instead be paid or delivered forthwith directly to the Administrative Agent, for the benefit of Senior Creditors, in the same form as so received (with any necessary endorsement or assignment) for application to the payment of Senior Debt until all Senior Debt shall have been paid in full, and the Administrative Agent shall be entitled to hold all such securities, Equity Interests and other Property as collateral for Senior Debt, to sell, assign, transfer or dispose of such securities, Equity Interests and other Property as the Administrative Agent shall deem appropriate, and to apply all proceeds from the sale, assignment, transfer or disposition of such securities, Equity Interests and other Property to Senior Debt;

(c)           if the Subordinated Creditor shall fail to file a proper proof of claim in the form required by Applicable Law against such Debtor prior to the date thirty (30) days before the expiration of the time to file such claim, then the Administrative Agent is authorized, but shall have no obligation, to file such claim in the name of and on behalf of the Subordinated Creditor; and

(d)           the Subordinated Creditor shall duly and promptly take such action as the Administrative Agent may reasonably request to collect Subordinated Debt from such Debtor, and to collect and receive any and all payments or distributions on account of such Subordinated Debt.

SECTION 2.5.  Certain Other Bankruptcy Matters; etc.

(a)           In order to carry out and to give full effect to the express intentions of each of the parties hereto as set out in Section 2.4, and in order better to ensure the performance by the Subordinated Creditor of the covenants of the Subordinated Creditor with the Administrative Agent, for the benefit of Senior Creditors, contained in Section 2.4, the Subordinated Creditor hereby absolutely and irrevocably constitutes and appoints the Administrative Agent its true and lawful agent and attorney-in-fact, with full power of substitution, in the name and on behalf of the Subordinated Creditor or in the name of the Administrative Agent or any of the Senior Creditors or in the name of the Administrative Agent’s substitute agents or attorneys, to do, in any Insolvency Proceeding with respect to any Debtor, if all of the Senior Debt shall not have been paid in full at the time, all or any of the following:

(i)            to enforce all or any of the claims comprising all or any part of any Subordinated Debt of such Debtor by filing claims, proofs of claim, suit or otherwise;

(ii)           to enforce all or any of the Liens (if any) on any Property of such Debtor held by the Subordinated Creditor;

(iii)          to give or withhold the consent of the Subordinated Creditor to the use by such Debtor of any Property of such Debtor;

(iv)          to give or withhold the consent of the Subordinated Creditor (strictly in its capacity as holder of Subordinated Debt) to the sale, transfer or other disposition by such Debtor of any Property of such Debtor;

(v)           to collect or receive all or any of the Property of any Debtor distributed, divided or applied by way of dividend or payment on account of all or any part of any Subordinated Debt of such

Debtor and to apply the same, or the proceeds of any realization upon the same that the Administrative Agent in its sole and absolute discretion shall elect to effect, to all or any part of the Senior Debt until all of the Senior Debt shall have been paid in full;

(vi)          to execute, deliver or otherwise perfect any Instrument and to execute and do all of such other assurances, acts and things which the Administrative Agent or any of the Administrative Agent’s substitute agents or attorneys may deem proper in or for the purpose of exercising all or any of the powers and authorities granted to the Administrative Agent by the Subordinated Creditor pursuant to this paragraph (a);

(vii)         to cast all ballots and vote all claims in respect of the Subordinated Debt of such Debtor and to negotiate, accept or reject on behalf of the Subordinated Creditor (strictly in its capacity as holder of Subordinated Debt) any plan of partial or complete liquidation, reorganization, arrangement, composition or extension proposed in connection with any Insolvency Proceeding with respect to such Debtor, all in such manner and on such terms and conditions as the Administrative Agent shall in its sole and absolute discretion determine to be in the best interests of the Senior Creditors; and

(viii)        generally, to take, in connection with any such Insolvency Proceeding with respect to such Debtor and in relation to all or any part of any Subordinated Debt of such Debtor, any action which the Subordinated Creditor (strictly in its capacity as holder of Subordinated Debt) would, but for the terms of this Agreement, be otherwise entitled to take in or for the purpose of exercising all or any of the powers, authorities or rights specified in the foregoing provisions of this paragraph (a).

(b)           The Subordinated Creditor hereby ratifies and confirms and agrees to ratify and confirm (strictly in its capacity as holder of Subordinated Debt) whatever the Administrative Agent (or any of the Administrative Agent’s substitute agents) or attorneys shall do or purport to do in good faith in the exercise, at any time and from time to time prior to (but not after) the payment in full of all Senior Debt, of the power of attorney granted to the Administrative Agent by the Subordinated Creditor pursuant to Section 2.5(a), which power of attorney, being coupled with an interest, is irrevocable.

(c)           The Subordinated Creditor covenants and agrees with the Administrative Agent that, in any Insolvency Proceeding with respect to any of the Debtors, if all of the Senior Debt shall not have been paid in full at the time:

(i)            the Subordinated Creditor shall (strictly in its capacity as holder of Subordinated Debt), for all purposes of such Insolvency Proceeding, be deemed to have given its consent to and approval for (A) the use by any of the Debtors of any Property of any of the Debtors, and (B) the sale, transfer or other disposition by the Debtors or any of them of any Property of any of the Debtors, in each such case, if and to the extent that any such use, sale, transfer or other disposition shall be consented to or otherwise approved by the Administrative Agent;

(ii)           if any payments or distributions made to the Administrative Agent on account of any Senior Debt, whether before or after the commencement of any Insolvency Proceeding with respect to any of the Debtors, shall be avoided as a fraudulent transfer or fraudulent conveyance under any Applicable Law, then, for purposes of determining whether and when all of the Senior Debt shall have been paid in full, the Administrative Agent shall be deemed never to have received the payments or distributions so avoided; and

(iii)          during such Insolvency Proceeding, until all Senior Debt shall be paid in full, the Administrative Agent shall (as between the Administrative Agent and the Subordinated Creditor, strictly in its capacity as holder of Subordinated Debt) have the exclusive right to collect, foreclose upon, sell, transfer, liquidate or otherwise dispose of, or exercise any other Enforcement Action with respect to, all or any part of the Property of any of the Debtors in the manner deemed appropriate by the Administrative Agent, and the Subordinated Creditor (strictly in its capacity as holder of Subordinated Debt) hereby agrees not to hinder, delay or otherwise interfere with any Enforcement Action by the Administrative Agent with respect to any of the Debtors, any of their Property or any part thereof.

SECTION 2.6.  Delivery of Prohibited Payments or Distributions on Account of Subordinated Debt.  If any payment or distribution on account of Subordinated Debt shall at any time be collected or received by the Subordinated Creditor, by way of set-off or otherwise, and such collection or receipt shall not be expressly permitted by this Article 2 at the time of such collection or receipt, then such payment or distribution shall be paid over or delivered forthwith to the Administrative Agent for application to Senior Debt.  Payments or distributions on account of Subordinated Debt paid or delivered to the Administrative Agent in compliance with this Article 2 that are in the form of cash shall be used to pay Senior Debt.  Any such payments or distributions that are not in the form of cash shall be held by the Administrative Agent as security for the payment of Senior Debt.  The Administrative Agent shall be entitled to sell, assign, transfer or dispose of such Property as the Administrative Agent reasonably deems appropriate.  Cash proceeds of any such non-cash payments or distributions on account of Subordinated Debt shall, when such cash proceeds are received by the Administrative Agent, be used to pay Senior Debt.

SECTION 2.7.  Subrogation.  Upon payment in full of all Senior Debt, the Subordinated Creditor shall be immediately subrogated to the rights of Senior Creditors (to the extent of payments and distributions previously made to or for the account of Senior Creditors pursuant to the provisions of this Article 2), to receive payments and distributions of Property of any of the Debtors applicable to Senior Debt until all amounts owing on Subordinated Debt shall be paid in full.  No payments or distributions applicable to Senior Debt which the Subordinated Creditor shall receive by reason of their being subrogated to the rights of Senior Creditors pursuant to the provisions of this Section 2.7 shall, as between any of the Debtors, any of their creditors other than Senior Creditors, and the Subordinated Creditor, be deemed to be a payment by such Person to or for the account of any Subordinated Debt; and, for the purposes of such subrogation, no payments or distributions to the Senior Creditors of any Property to which the Subordinated Creditor would be entitled except for the provisions of this Agreement, and no payment over pursuant to provisions of this Agreement, to Senior Creditors by the Subordinated Creditor, shall, as between any of the Debtors, any of their creditors other than the Senior Creditors, and the Subordinated Creditor, be deemed to be a payment by such Person to or for the account of any Senior Debt, it being understood that the provisions of this Agreement are intended solely for the purpose of defining the relative rights of the Subordinated Creditor, on the one hand, and the Senior Creditors, on the other hand, and nothing contained in this Section 2.7 or elsewhere in this Agreement, is intended to or shall impair, as between any of the Debtors and the Subordinated Creditor, the obligations each of the Debtors, which are absolute and unconditional, to pay to the Subordinated Creditor, subject always to the rights of the Senior Creditors, the Subordinated Debt as and when the same shall become due and payable in accordance with its terms.

ARTICLE 3

LIMITATIONS ON ENFORCEMENT ACTIONS

SECTION 3.1.  Prohibitions on Commencement of Certain Enforcement Actions.  Until all of the Senior Debt shall have been paid in full, the Subordinated Creditor shall not at any time take, commence or institute, or join with any other Person or Persons in taking, commencing or instituting, any Enforcement Action of any kind against any of the Debtors or against any of the Property of any of the Debtors, whether with respect to any Subordinated Debt or otherwise.

SECTION 3.2.  Limitations on Liens Securing Subordinated Debt.

(a)           The Borrower shall not at any time grant, or cause or permit any of the other Subsidiary Loan Parties at any time to grant, to the Subordinated Creditor, and the Subordinated Creditor shall not at any time acquire, demand, receive or accept from the Borrower or from any of the other Subsidiary Loan Parties, any Liens on any Property of any kind as security for any Subordinated Debt.  Any Liens acquired in violation of this paragraph (a) shall be null and void ab initio, and the Subordinated Creditor shall not have any rights, remedies, claims, benefits or priorities, as secured party or otherwise, in relation to any Property subject to any such Liens.

(b)           Liens on Property securing all or any part of the Senior Debt shall at all times have priority in every respect over, and shall in all respects and at all times be senior and superior to, all Liens (if any) on such Property securing all or any part of the Subordinated Debt.  The priorities specified in this paragraph (b) for the Liens described herein shall be applicable (i) whether or not any such Liens shall be acquired or created consensually or by attachment, levy, execution, distraint or otherwise, and (ii) irrespective of (A) the time, order or method of creation, attachment or perfection of any such Liens, (B) the time or order of filing or recording of financing statements or other Instruments pertaining to any such Liens, or (C) the possession of any of such Property subject to any such Liens.

(c)           Until all of the Senior Debt shall have been paid in full, the Subordinated Creditor shall not at any time take, commence or institute, or join any other Person or Persons in taking, commencing or instituting, any Enforcement Action of any kind with respect to any Liens securing all or any part of the Subordinated Debt.

ARTICLE 4

WAIVERS AND CONSENTS

SECTION 4.1.  Certain Limitations and Restrictions on Payment of Subordinated Debt.  The Subordinated Creditor understands and acknowledges that: (a) each of the Debtors is and will continue to be subject to and bound by certain terms and conditions of the Senior Credit Agreement and the other Senior Debt Documents that prohibit or otherwise limit and restrict payments or prepayments of or on account of, and payments or other distributions on account of the redemption, repurchase, defeasance or other acquisition for value of, any Subordinated Debt; and (b) the Borrower and the other Debtors are and will continue to be subject to and bound by certain terms and conditions of the Senior Credit Agreement and the other Senior Debt Documents that prohibit or otherwise limit and restrict the making of any Restricted Payments to the Subordinated Creditor.  The Subordinated Creditor hereby assents to all such terms and conditions from time to time contained in the Senior Credit Agreement and the other Senior Debt Documents.

SECTION 4.2.  Waivers of Notice; etc.  The obligations of each of the Subordinated Creditor and the Borrower under this Agreement, and the subordination arrangements and covenants contained herein, shall not be to any extent or in any way or manner whatsoever impaired or otherwise affected by any of the following, whether or not the Subordinated Creditor or the Borrower or any of the other Debtors shall have had any notice or knowledge of any thereof:

(a)           any extension or postponement of the time for the payment of any Senior Debt, the acceptance of any partial payment thereon, any and all other indulgences whatsoever by the Senior Creditors in respect of any Senior Debt, the taking, addition, substitution or release, in whole or in part, at any time or times, of any collateral or Liens securing any Senior Debt, or the addition, substitution or release, in whole or in part, of any Person or Persons primarily or secondarily liable in respect of any Senior Debt;

(b)           any action or delay in acting or failure to act on the part of any Senior Creditors under any Senior Debt Document or in respect of any Senior Debt or Liens securing any Senior Debt or otherwise, including (i) any action by any Senior Creditor to enforce any of its rights, remedies or claims in respect of Liens securing any Senior Debt, (ii) any failure by any Senior Creditor strictly or diligently to assert any rights or to pursue any remedies or claims against any of the Debtors or any other Person or Persons under any of the Senior Debt Documents or provided by statute or at law or in equity, (iii) any failure by any Senior Creditor to perfect or to preserve the perfection or priority of any of its Liens securing any Senior Debt, or (iv) any failure or refusal by any Senior Creditor to foreclose or to realize upon any Liens securing any Senior Debt or to take any action to enforce any of its rights, remedies or claims under any Senior Debt Document;

(c)           any modification, amendment or amendment and restatement of, or any supplement or addition to, any of the Senior Debt Documents;

(d)           any waiver, consent or other action or acquiescence by any of the Senior Creditors in respect of any default by the Borrower or by any of the other Debtors in its performance or observance of or compliance with any term, covenant or condition contained in any Senior Debt Document; or

(e)           the existence of any other condition or circumstance or the occurrence of any other event that might otherwise constitute a legal or equitable discharge of or a suretyship defense to the performance by the Subordinated Creditor of any of its obligations or other liabilities hereunder.

The Subordinated Creditor hereby absolutely, unconditionally and irrevocably assents to and waives notice of any and all matters hereinbefore specified in clauses (a) through (e)  of this Section 4.2.  This Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any Senior Debt previously made by any Debtor to any of the Senior Creditors is rescinded or must otherwise be returned by any of the Senior Creditors in connection with any Insolvency Proceedings with respect to any of the Debtors or otherwise, all as though such payment of Senior Debt had not been made.

ARTICLE 5

ADDITIONAL REPRESENTATIONS AND COVENANTS

SECTION 5.1.  Certain Representations and other Covenants of Investors.

(a)           The Subordinated Creditor represents that no part of the Subordinated Debt is evidenced by any promissory note or other Instrument that will not be delivered promptly to the Administrative Agent in pledge upon the terms contained in the Pledge Agreement.  The Subordinated Creditor shall, promptly after receipt thereof from any of the Debtors, deliver in pledge to the Administrative Agent in compliance with, and upon the terms contained in, the Pledge Agreement, each promissory note or other Instrument evidencing any Subordinated Debt.  The Subordinated Creditor shall deliver in pledge to the Administrative Agent, with each such promissory note or other Instrument, one or more undated Instruments of transfer duly and properly signed in blank by the Subordinated Creditor.

(b)           Until all of the Senior Debt shall have been paid in full, the Subordinated Creditor agrees that the Subordinated Creditor shall not sell, assign, pledge, encumber or otherwise transfer any Subordinated Debt owned by the Subordinated Creditor or any rights or interests in any such Subordinated Debt or any Subordinated Debt Documents.

(c)           The Subordinated Creditor represents that no part of the Subordinated Debt is secured by any Liens on any Property of the Borrower or any of the other Debtors.

SECTION 5.2.  Legend; etc.  Each of the Borrower and the Subordinated Creditor covenants that it will (unless the Administrative Agent otherwise consents) cause each promissory note or other Instrument evidencing any of the Subordinated Debt to have affixed upon it a legend substantially as follows:

“THIS SUBORDINATED NOTE IS SUBORDINATED AND MADE JUNIOR IN RIGHT OF PAYMENT, AND MADE SUBJECT TO RESTRICTIONS AND LIMITATIONS ON ENFORCEMENT (INCLUDING ACCELERATION), AND RESTRICTIONS AND LIMITATIONS ON SALE, ASSIGNMENT, ENCUMBRANCE AND OTHER TRANSFERS, ALL UPON THE TERMS, IN THE MANNER, AND TO THE EXTENT SET FORTH IN THE INTERCOMPANY SUBORDINATION AGREEMENT, DATED AS OF APRIL 17, 2007, AS FROM TIME TO TIME IN EFFECT, AMONG NEXTERA ENTERPRISES, INC., WOODRIDGE LABS, INC., AND NEWSTAR FINANCIAL, INC., AS ADMINISTRATIVE AGENT.”

SECTION 5.3.  No Impairment.  No rights or remedies of Senior Creditors under this Agreement shall at any time be prejudiced or impaired by any conduct on the part of any Debtor or the Subordinated Creditor, including any noncompliance by any Debtor or the Subordinated Creditor with the terms of this Agreement, or by any conduct, in good faith, by any Senior Creditor, regardless of any knowledge thereof which any Senior Creditor may have or otherwise be charged with.

ARTICLE 6

MISCELLANEOUS

SECTION 6.1.  Amendments, Waivers; etc.  The provisions of this Agreement may from time to time be amended if such amendment is in writing and consented to by each of the parties hereto.  No failure or delay on the part of any Person in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.  The remedies herein provided are cumulative and not exclusive of any other remedies provided at law or in equity.  No waiver or approval by a Person under this Agreement shall, except as may be otherwise stated in such waiver or approval, be applicable to any subsequent transactions.

SECTION 6.2.  Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of any such provision in any other jurisdiction.

SECTION 6.3.  Continuing Agreement.  This Agreement shall in all respects be a continuing agreement, and this Agreement and the agreements and obligations of the Subordinated Creditor and the Borrower hereunder shall remain in full force and effect until all Senior Debt shall be paid in full.

SECTION 6.4.  Successors and Assigns.  This Agreement shall be binding upon, and shall inure to the benefit of, each of the Administrative Agent and the other Senior Creditors, the Subordinated Creditor and the Borrower and their respective successors in title and permitted assigns.

SECTION 6.5.  Notices.  All notices and other communications provided to a party hereunder shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, or sent by telecopy and confirmed by delivery via courier or postal service and shall be addressed or delivered to it at its address designated for notices set forth in the Senior Credit Agreement (as amended or supplemented from time to time) or at such other address as may be designated by such party in a notice to the other parties.  Any such notice shall be deemed to have been duly received and to have become effective (a) if telecopied, or delivered by hand to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer, and (b) if sent by registered or certified first-class mail, postage prepaid, three (3) days after the date mailed.

SECTION 6.6.  Loan Document; etc.  This Agreement constitutes a “Loan Document” for all purposes of the Senior Credit Agreement and the other Senior Debt Documents. This Agreement, together with the Senior Credit Agreement, the Pledge Agreement and the other Senior Debt Documents, constitute the entire agreement among the Senior Creditors and the Subordinated Creditor and the Borrower with respect to the subject matter hereof and supersede any prior or contemporaneous agreements, representations, warranties or understandings, whether oral, written or implied, as to the subject matter of this Agreement.

SECTION 6.7.  CHOICE OF LAW.  THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE.

SECTION 6.8.  WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.  EACH OF THE PARTIES HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (B) ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 6.8.

SECTION 6.9.  No Third Parties Benefited.  This Agreement is made and entered into for the sole protection and legal benefit of each of the Senior Creditors and its successors in title and assigns.  It is not the intention of the parties hereto to confer any third-party beneficiary rights, and this Agreement shall not be construed so as to confer any such rights upon any other Person or Persons not party hereto.

SECTION 6.10.  Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Instrument.  A set of counterparts executed by all of the parties hereto shall be lodged with the Borrower and the Administrative Agent.  Delivery by facsimile by any of the parties hereto of an executed counterpart hereof, of any amendment, amendment and restatement, or waiver hereto, shall be as effective as an original executed document and shall be considered a representation that such original executed document, as the case may be, will be delivered.

***Signature Page to Intercompany Subordination Agreement Follows***

IN WITNESS WHEREOF, the parties hereto have caused this INTERCOMPANY SUBORDINATION AGREEMENT to be executed by their duly authorized officers as of the day and in the year first above written.

The Subordinated Creditor:

NEXTERA ENTERPRISES, INC.

By:		/s/ Antonio Rodriquez
	Name:	Antonio Rodriquez
	Title:	Chief Financial Officer

The Borrower:

WOODRIDGE LABS, INC.

By:		/s/ Antonio Rodriquez
	Name:	Antonio Rodriquez
	Title:	Chief Financial Officer

The Administrative Agent:

NEWSTAR FINANCIAL, INC.,as Administrative Agent

By:	/s/ Robert F. Milordi
	Name:	Robert F. Milordi
	Title:	Managing Director - Portfolio Management

**Signature Page to Intercompany Subordination Agreement**